UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 19, 2011

BofI HOLDING, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-51201	33-0867444
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

12777 High Bluff Drive, Suite 100, San Diego, CA	92130
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (858) 350-6200

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The Board of Directors of BofI Holding, Inc., (the “Registrant”) and its subsidiary Bank of Internet USA (together, the “Company”), elected James S. Argalas to the Company’s Board of Directors effective as of August 19, 2011. Mr. Argalas will serve as a Class III Director. The terms of the Class III directors expire at the annual meeting of shareholders in 2013.

In connection with his appointment to the Board of Directors, Mr. Argalas was awarded Restricted Stock Units (“RSU”) equal to $100,000 calculated based on the closing price of the Company’s common stock on August 18, 2011. The RSU will vest over three years, one-third at each annual anniversary of the grant date. In addition, Mr. Argalas will be compensated on the same basis as the other non-employee directors of the Company.

Mr. Argalas and the Company also entered into the Company’s standard indemnification agreement, which has been previously entered into with each of the Company’s directors and executive officers and the form of which has been filed with the Securities and Exchange Commission.

On August 25, 2011, the Company issued a press release regarding Mr. Argalas election to the Company’s Board of Directors. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 7.01 Regulation FD Disclosure.

The Company is presenting a slide show at the 2011 Southern California Investor Conference in Newport Beach, California, on Monday, August 29, 2011, at 10:00 a.m. Pacific time. The slide show may be accessed at the Registrant’s website: http://www.bofiholding.com. A copy of the information in the slide show is attached hereto as Exhibit 99.2.

This Form 8-K and the information attached below shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (“Exchange Act”), nor shall it be incorporated by reference into a filing under the Securities Act of 1933, as amended (“Securities Act”), or the Exchange Act, except as expressly set forth by specific reference in such a filing. The furnishing of the information in this report is not intended to, and does not, constitute a determination or admission by the Registrant that the information in this report is material or complete, or that investors should consider this information before making an investment decision with respect to any security of the Registrant or any of its affiliates. The information in the materials is presented as of August 24, 2011, and the Registrant does not assume any obligation to update such information in the future.

Safe Harbor Statement

Statements contained in the slide show presentation that state expectations or predictions about the future are forward-looking statements intended to be covered by the safe harbor provisions of the Securities Act and the Exchange Act. The Registrant’s actual results could differ materially from those projected in such forward-looking statements. Factors that could affect those results include “Risk Factors” and the other factors appearing in the documents that the Registrant has filed with the Securities and Exchange Commission.

Item 9.01 – Financial Statements and Exhibits

(d) Exhibits

99.1	Press Release regarding Election of Director, dated August 25, 2011.

99.2	Presentation of BofI Holding, Inc. dated August 29, 2011

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BofI HOLDING, INC.

By:	/s/ Andrew J. Micheletti
Andrew J. Micheletti
EVP and Chief Financial Officer

Date: August 25, 2011